INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES
 INCOME TAXES

Our consolidated federal and state income tax returns include the results of operations of acquired businesses from their dates of acquisition.

A reconciliation of our effective income tax rate to the amounts calculated by applying the federal statutory corporate tax rate of 35% is as follows (in thousands):

	Year Ended December 31, 2012	Year Ended December 31, 2011
Tax (benefit) expense at statutory rate	$(10,328)	$(3,825)
Add (deduct):
State income taxes	(1,552)	1
Nondeductible items	2,095	1,949
Valuation Allowance	6,165	1,719
Unrecognized tax benefit	(51)	(1,226)
Other	(89)	603
Income tax provision (benefit)	$(3,760)	$(779)
Effective income tax rate	12.7%	7.1%

The amounts of our consolidated federal and state income tax provision (benefit) from continuing operations are as follows (in thousands):

	Year Ended December 31, 2012	Year Ended December 31, 2011
Current:
Federal	$—	$(371)
State	304	(782)
	304	(1,153)
Deferred:
Federal	$(3,623)	$169
State	(441)	205
	(4,064)	374
Income tax provision (benefit) from continuing operations	$(3,760)	$(779)

Deferred income tax provisions result from temporary differences in the recognition of expenses for financial reporting purposes and for tax reporting purposes.  We present the effects of those differences as deferred income tax liabilities and assets, as follows (in thousands):

	December 31, 2012	December 31, 2011
Deferred tax assets:
Derivatives	$2,176	$—
Goodwill and other intangibles	11,822	14,962
Receivables	1,208	1,862
Inventory	3,275	4,483
Accrued insurance	3,972	4,370
Other accrued expenses	6,027	3,899
Capital loss carryforwards	4,232	5,315
Net operating loss carryforwards	28,683	25,934
Other	291	291
Total gross deferred tax assets	61,686	61,116
Valuation allowance	(44,926)	(38,769)
Net deferred tax assets	16,760	22,347
Deferred income tax liabilities:
Property, plant and equipment, net	17,212	17,516
Derivatives	—	5,912
Total gross deferred tax liabilities	17,212	23,428
Net deferred tax liability	$452	$1,081
The allocation of deferred taxes between current and long-term as of December 31, 2012 and 2011 is as follows:
	2012	2011
Current deferred tax asset, net	$2,835	$4,573
Long-term deferred tax liability, net	3,287	5,654
Net deferred tax liability	$452	$1,081

In accordance with U.S. GAAP, the recognized value of deferred tax assets must be reduced to the amount that is more likely than not to be realized in future periods.  The ultimate realization of the benefit of deferred tax assets from deductible temporary differences or tax carryovers depends on the generation of sufficient taxable income during the periods in which those temporary differences become deductible.  We considered the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment.  Based on these considerations, we relied upon the reversal of certain deferred tax liabilities to realize a portion of our deferred tax assets and established valuation allowances as of December 31, 2012 and 2011 in the amount of $44.9 million and $38.8 million, respectively, for other deferred tax assets because of uncertainty regarding their ultimate realization.  Our total net deferred tax liability as of December 31, 2012 and 2011 was $0.5 million and $1.1 million, respectively.

We reorganized pursuant to Chapter 11 of the Bankruptcy Code under the terms of our Plan with an effective date of August 31, 2010.  Under our Plan, our Old Notes were canceled, giving rise to cancellation of indebtedness income, or CODI.  The Internal Revenue Code, or IRC, provides that CODI arising under a plan of bankruptcy reorganization is excludable from taxable income, but the debtor must reduce certain of its tax attributes by the amount of CODI realized under the Plan.  Based on the estimate of CODI and required tax attribute reduction, the effects of the Plan did not cause a significant change in our recorded net deferred tax liability.  Our required reduction in tax attributes, or deferred tax assets, was accompanied by a corresponding release of valuation allowance that was reducing the carrying value of such tax attributes.

We underwent a change in ownership for purposes of Section 382 of the IRC as a result of our Plan and emergence from Chapter 11 on August 31, 2010.  As a result, the amount of our pre-change net operating losses, or NOLs, and other tax attributes that are available to offset future taxable income are subject to an annual limitation.  The annual limitation is based on the value of the corporation as of the effective date of the Plan. As of December 31, 2012, approximately $27.5 million of our $64.7 million federal NOL’s are subject to annual Section 382 limitations. The ownership change and the resulting annual limitation on use of NOLs are not expected to result in the expiration of our NOL carryforwards if we are able to generate sufficient future taxable income within the carryforward periods.  However, the limitation on the amount of NOL available to offset taxable income in a specific year may result in the payment of income taxes before all NOLs have been utilized.  Additionally, a subsequent ownership change may result in further limitation on the ability to utilize existing NOLs and other tax attributes.

As of December 31, 2012, we had deferred tax assets related to federal and state NOL and tax credit carryforwards of $33.2 million.  We have federal NOLs of approximately $64.7 million that are available to offset federal taxable income and will expire in the years 2028 through 2032, if not fully utilized.

At December 31, 2012, we had unrecognized tax benefits of $6.6 million of which $0.9 million, if recognized, would impact the effective tax rate. It is likely no reduction of unrecognized tax benefits will occur within the next 12 months. The unrecognized tax benefits are included as a component of other long-term obligations. During the years ended December 31, 2012 and December 31, 2011, we recorded interest and penalties related to unrecognized tax benefits of $(0.1) million and $(0.6) million, respectively.  Total accrued penalties and interest at December 31, 2012 and 2011 was approximately $0.2 million and $0.3 million, respectively.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

Balance as of January 1, 2011	$8,016
Additions for tax positions related to prior years	102
Reductions for tax positions of prior years	(844)
Reductions due to lapse of statute of limitations	(718)
Balance as of December 31, 2011	$6,556
Additions for tax positions related to current year	145
Additions for tax positions related to prior years	508
Reductions due to lapse of statute of limitations	(611)
Balance as of December 31, 2012	$6,598

We recognize interest and penalties related to uncertain tax positions in income tax expense.

We conduct business domestically and, as a result, U.S. Concrete, Inc. or one or more of our subsidiaries file income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. In the normal course of business, we are subject to examination in the U.S. federal jurisdiction, and generally in state jurisdictions. With few exceptions, we are no longer subject to U.S. federal, state and local tax examinations for years before 2009.